Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
PFM MULTI-MANAGER SERIES TRUST
(the Trust)

Supplement dated June 9, 2026 to
to the Trust’s Summary Prospectuses and Prospectus
each dated January 28, 2026, as supplemented, for the
First American Multi-Manager Domestic Equity Fund
First American Multi-Manager International Equity Fund

This supplement provides new and additional information to the Summary Prospectuses and Prospectus, each dated January 28, 2026, as supplemented, for the First American Multi-Manager International Equity Fund (International Equity Fund) and the First American Multi-Manager Domestic Equity Fund (Domestic Equity Fund) (each, a Fund). You can find the Summary Prospectuses, the Prospectus and the Funds’ Statement of Additional Information (SAI), as well as other information about the Funds for the Domestic Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/DomesticEquity.html and for the International Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/InternationalEquity.html. You may also obtain this information at no charge by calling 1-800-527-5412.
International Equity Fund
Aristotle Capital Management, LLC (Aristotle Capital) no longer serves as a sub-adviser of the International Equity Fund as of May 14, 2026. References to Aristotle Capital and any portfolio managers associated with Aristotle Capital are hereby removed from the International Equity Fund’s Summary Prospectus and Prospectus as of such date.
International Equity Fund and Domestic Equity Fund
The Board of Trustees of the Trust has approved a subadvisory agreement for the Domestic Equity Fund with a new sub-adviser, Lazard Asset Management, LLC (Lazard) (Lazard Agreement). Additionally, the Board of Trustees of the Trust has approved a subadvisory agreement for the International Equity Fund with a new sub-adviser, Causeway Capital Management LLC (Causeway) (Causeway Agreement). It is anticipated that Lazard will begin managing assets of the Domestic Equity Fund on or about June 30, 2026. It is anticipated that Causeway will begin managing assets of the International Equity Fund on or about July 31, 2026. Accordingly, information regarding Lazard and Causeway outlined below is being added to the Funds’ Summary Prospectuses and the Prospectus as of the respective Effective Dates.
1

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
The list of sub-advisers for the Domestic Equity Fund under the heading “Management” on page 8 of the Domestic Equity Fund’s Summary Prospectus and page 9 of the Prospectus is hereby revised to include the following section for Lazard:

Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:

Lazard Asset Management, LLC	Alex Lai, Portfolio Manager	2026
	Ciprian Marin, Portfolio Manager	2026
	Kurt Livermore, Portfolio Manager	2026
	Paul Moghtader, Portfolio Manager	2026
	Peter Kashanek, Portfolio Manager	2026
The list of sub-advisers for the International Equity Fund under the heading “Management” on page 9 of the International Equity Fund’s Summary Prospectus and page 18 of the Prospectus is hereby revised to include the following section for Causeway:

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Causeway Capital Management LLC	Brian Woonhyung Cho, Portfolio Manager	2026
	Jonathan Eng, Portfolio Manager	2026
	Joe Gubler, Portfolio Manager	2026
	Harry Hartford, President and Portfolio Manager	2026
	Arjun Jayaraman, Portfolio Manager	2026
	Sarah Ketterer, CEO and Portfolio Manager	2026
	MacDuff Kuhnert, Portfolio Manager	2026
	Ellen Lee, Portfolio Manager	2026
	Conor Muldoon, Portfolio Manager	2026
	Ryan Myers, Portfolio Manager	2026
	Steven Nguyen, Portfolio Manager	2026
	Alessandro Valentini, Portfolio Manager	2026
The list of sub-advisers for the Funds under the heading “Sub-Advisers” on page 43 of the Prospectus is hereby revised to include Lazard and Causeway, as follows:

Fund	Sub-Adviser	Strategy	Sub-Adviser Since
First American Multi-Manager Domestic Equity Fund	Aristotle Atlantic Partners, LLC 50 Central Ave, Suite 750 Sarasota, FL 34236	Large-Capitalization	2021

2

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282

	Osterweis Capital Management, LLC One Maritime Plaza, Suite 800 San Francisco, CA 94111	Small Capitalization	2025

	Putnam Investment Management, LLC 100 Federal Street Boston, Massachusetts 02110	Core Equity	2024

	Lazard Asset Management, LLC 30 Rockefeller Plaza, 56th Fl. New York, New York 10112	U.S. Equity Advantage Enhanced	2026

First American Multi-Manager International Equity Fund	Acadian Asset Management LLC 260 Franklin St Boston, MA, 02110	International Developed Markets	2019

	Ninety One North America, Inc. 65 East 55th Street, 30th Floor New York, New York 10022	4Factor International Equity	2021

	Pzena Investment Management, LLC 320 Park Avenue, 8th Floor New York, New York 10022	Emerging Markets	2025

	WCM Investment Management, LLC 281 Brooks Street Laguna Beach, CA 92651	Total International Markets	2019

	Causeway Capital Management LLC 11111 Santa Monica Blvd, 15th Floor Los Angeles, CA 90025	International Opportunities	2026
The disclosure under the heading “Portfolio Managers” and sub-headings “First American Multi-Manager Domestic Equity Fund Portfolio Managers” and “First American International Equity Fund Portfolio Managers” beginning on page 44 of the Prospectus is hereby revised to include the following sections for Lazard and Causeway, respectively:
Lazard Asset Management, LLC (Lazard)
Alex Lai, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Lai has been with Lazard since 2008.
Ciprian Marin, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Marin has been with Lazard since 2008.
Kurt Livermore, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Livermore has been with Lazard since 2023. Prior to joining Lazard, Mr. Livermore served as Senior Vice President and Portfolio Manager at Acadian Asset Management from 2015 to 2023.
Paul Moghtader, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Moghtader has been with Lazard since 2007.
3

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
Peter Kashanek, Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Kashanek has been with Lazard since 2007.
Causeway Capital Management LLC (Causeway)
Brian Woonhyung Cho, is a Fundamental Portfolio Manager at Causeway. He joined the firm in September 2013 and has been a portfolio manager since January 2021. His current responsibilities include coverage of companies in the technology and communication services sectors. From 2011 to 2013, Mr. Cho was a vice president at BofA-ML Equity Research, covering the IT hardware and supply chain sector. From 2007 to 2011, he worked as an associate at Goldman Sachs Equity Research covering the same sector.
Jonathan Eng, is a Director and Fundamental Portfolio Manager at Causeway and is responsible for investment research in the global consumer discretionary, industrials, and energy sectors. He joined the firm in July 2001 and has been a portfolio manager since February 2002. From 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (HW-MLIM).
Joe Gubler, CFA, is a Quantitative Portfolio Manager at Causeway. He joined the firm in 2005 and has been a portfolio manager since January 2014. In addition to managing quantitative portfolios and conducting alpha research, Mr. Gubler also leads the efforts to maintain and enhance Causeway’s proprietary risk models. He is also a member of the operating committee. Mr. Gubler holds the Chartered Financial Analyst® designation.
Harry Hartford, is the President - Fundamental Portfolio Manager, and Head of Fundamental Research at Causeway. Mr. Hartford co-founded the firm in June 2001 and is a member of the operating committee. From 1996 to June 2001, Mr. Hartford was a managing director for the HW-MLIM and co-head of the firm's HW-MLIM international and global value team.
Arjun Jayaraman, PhD, CFA, is a Director, Head of Quantitative Research - Quantitative Portfolio Manager at Causeway and has been with the firm since January 2006. Dr. Jayaraman’s responsibilities and research include stock selection, asset allocation, risk model development, and portfolio construction. From 2004 to 2005, Dr. Jayaraman was a portfolio manager at PanAgora Asset Management. He was the lead portfolio manager on the non-U.S. large cap core equity portfolios and was the co-portfolio manager on the global large cap core equity portfolios. From 2000 to 2004, Dr. Jayaraman managed the same portfolios at Putnam Investments. Dr. Jayaraman holds the Chartered Financial Analyst® designation.
Sarah Ketterer, is the Chief Executive Officer - Fundamental Portfolio Manager at Causeway. She co-founded the firm in 2001 and is a member of the firm’s operating committee. Prior to Causeway, she worked for the HW-MLIM.
MacDuff Kuhnert, CFA, is a Director and Quantitative Portfolio Manager at Causeway and has been with the firm since its inception in June 2001. Mr. Kuhnert’s responsibilities and research include stock selection, asset allocation, risk model development, and portfolio construction. From 1996 to 2001, Mr. Kuhnert worked for the international team of the HW-MLIM as a quantitative research associate. Mr. Kuhnert holds the Chartered Financial Analyst® designation.
Ellen Lee, is a Director and Fundamental Portfolio Manager at Causeway and is responsible for investment research in the global consumer and utilities sectors. She joined the firm in August 2007 and has been a portfolio manager since January 2015. Prior to that, Ms. Lee was an associate in the mergers and acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and
4

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
multinational corporations.
Conor Muldoon, CFA, is a Director and Fundamental Portfolio Manager at Causeway and is responsible for investment research in the global financials, materials, and real estate sectors. He joined the firm in August 2003 and has been a portfolio manager since September 2010. He is also a member of the operating committee. From 1995 to 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon holds the Chartered Financial Analyst® designation.
Ryan Myers, is a Quantitative Portfolio Manager at Causeway. He joined the firm in June 2013 and has been a portfolio manager since January 2021. His responsibilities include alpha research, stock selection, and portfolio construction. From 2010 to 2012, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities. From 2007 to 2008, Mr. Myers worked as an analyst at Canyon Partners, where he covered the cable, media, telecom and satellite sectors. From 2005 to 2007, Mr. Myers was an associate for Oaktree Capital Management in the distressed opportunities group.
Steven Nguyen, CFA, is a Director and Fundamental Portfolio Manager at Causeway and is responsible for investment research in utilities & renewables, healthcare, and business services. He joined the firm in April 2012 and has been a portfolio manager since January 2019. From 2006 to 2012, Mr. Nguyen was a senior credit analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a credit analyst/portfolio manager in the corporate bond department of Allegiance Capital. Mr. Nguyen holds the Chartered Financial Analyst® designation and completed the CFA Institute Certificate in ESG Investing Program.
Alessandro Valentini, CFA, is a Director and Fundamental Portfolio Manager at Causeway and is responsible for investment research in the global healthcare, financials, and real estate sectors. He joined the firm in July 2006 and has been a portfolio manager since April 2013. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European equities research-sales division in New York. Mr. Valentini holds the Chartered Financial Analyst® designation.

Please retain this supplement with your Summary Prospectus and Prospectus for future reference.
5

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
PFM MULTI-MANAGER SERIES TRUST
(the Trust)

Supplement dated June 9, 2026 to
to the Trust’s Statement of Additional Information
dated January 28, 2026, as supplemented, for the
First American Multi-Manager Domestic Equity Fund
First American Multi-Manager International Equity Fund

This supplement provides new and additional information to the Statement of Additional Information (SAI) dated January 28, 2026, as supplemented, for the First American Multi-Manager International Equity Fund (International Equity Fund) and the First American Multi-Manager Domestic Equity Fund (Domestic Equity Fund) (each, a Fund). You can find the SAI and the Funds’ Summary Prospectuses and Prospectus, as well as other information about the Funds for the Domestic Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/DomesticEquity.html and for the International Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/InternationalEquity.html. You may also obtain this information at no charge by calling 1-800-527-5412.
International Equity Fund
Aristotle Capital Management, LLC (Aristotle Capital) no longer serves as a sub-adviser of the International Equity Fund as of May 14, 2026. References to Aristotle Capital and any portfolio managers associated with Aristotle Capital are hereby removed from the SAI as of such date.
International Equity Fund and Domestic Equity Fund
The Board of Trustees of the Trust has approved a subadvisory agreement for the Domestic Equity Fund with a new sub-adviser, Lazard Asset Management, LLC (Lazard) (Lazard Agreement). Additionally, the Board of Trustees of the Trust has approved a subadvisory agreement for the International Equity Fund with a new sub-adviser, Causeway Capital Management LLC (Causeway) (Causeway Agreement). It is anticipated that Lazard will begin managing assets of the Domestic Equity Fund on or about June 30, 2026. It is anticipated that Causeway will begin managing assets of the International Equity Fund on or about July 31, 2026. Accordingly, information regarding Lazard and Causeway outlined below is being added to the Domestic Equity Fund and the International Equity Fund’s SAI as of the respective Effective Dates.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
The list of sub-advisers for the Funds under the heading “Investment Sub-Advisers” beginning on page 65 of the SAI is hereby revised as follows:

Fund	Sub-Advisers
First American Multi-Manager Domestic Equity Fund	Aristotle Atlantic Partners, LLC
Osterweis Capital Management, LLC
Putnam Investment Management, LLC
Lazard Asset Management, LLC
First American Multi-Manager International Equity Fund	Acadian Asset Management LLC
Ninety One North America, Inc.
Pzena Investment Management, LLC
WCM Investment Management, LLC
Causeway Capital Management LLC
The following disclosure is added to the list of sub-adviser ownership and control information beginning on page 66 of the SAI:
Lazard Asset Management, LLC (Lazard), 30 Rockefeller Plaza, 56th Fl, New York, New York 10112, serves as a Sub-Adviser to a portion of the First American Multi-Manager Domestic Equity Fund. Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” As of December 31, 2025, Lazard had approximately $204.3 billion in assets under management.
Causeway Capital Management LLC (Causeway), 11111 Santa Monica Blvd, 15th Floor, Los Angeles, California 90025 serves as a Sub-Adviser to a portion of the First American Multi-Manager International Equity Fund. Causeway is a Delaware limited liability company founded in 2001 and is a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, Chief Executive Officer and President of Causeway, respectively, each controls, through estate planning vehicles, Causeway Capital Holdings LLC and, in turn, Causeway, through his or her executive office and voting control of Causeway Capital Holdings LLC. As of December 31, 2025, Causeway had approximately $71.6 billion in assets under management.
The following disclosure is added under the heading “Additional Portfolio Manager Information” and sub-heading “Other Accounts Managed by the Portfolio Managers” beginning on page 69 of the SAI:
Lazard Asset Management, LLC (Domestic Equity Fund, as of April 30, 2026)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Alex Lai	12	$4,472	36	$8,580	95	$33,968
Ciprian Marin	12	$4,472	36	$8,580	95	$33,968
Kurt Livermore	12	$4,472	36	$8,580	95	$33,968
Paul Moghtader	12	$4,472	36	$8,580	95	$33,968
Peter Kashanek	12	$4,472	36	$8,580	95	$33,968

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
Causeway Capital Management LLC (International Equity Fund, as of April 30, 2026)

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian Woonhyung Cho	15	$27,613	16	$6,306	112	$29,928
Jonathan Eng	15	$27,613	16	$6,306	117	$29,944
Joe Gubler	9	$7,698	10	$942	10	$7,361
Harry Hartford	15	$27,613	16	$6,306	134	$29,939
Arjun Jayaraman	9	$7,698	10	$942	20	$6,648
Sarah Ketterer	15	$27,613	16	$6,306	137	$30,107
MacDuff Kuhnert	9	$7,698	10	$942	19	$15,579
Ellen Lee	15	$27,613	16	$6,306	123	$29,920
Conor Muldoon	15	$27,613	16	$6,306	119	$29,932
Ryan Myers	9	$7,698	10	$942	18	$15,268
Steven Nguyen	15	$27,613	16	$6,306	111	$29,914
Allesandro Valentini	15	$27,613	16	$6,306	111	$29,928
The following disclosure is added under the heading “Additional Portfolio Manager Information” and sub-heading “Material Conflicts of Interest” beginning on page 72 of the SAI:
LAZARD ASSET MANAGEMENT, LLC
Sub-adviser to the Domestic Equity Fund
Material Conflicts Related to Management of the Fund and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the component strategies of a portfolio of The Lazard Funds, Inc. (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:
1.Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
2.Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3.Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table below, most of the portfolio managers of the Fund manage a significant number of Similar Accounts (10 or more) in addition to the fund(s) managed by them.
4.Generally, Lazard and/or some or all of the Fund’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.
5.Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.
6.The Fund’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of the Fund, it may be seen as harmful to the performance of the Fund investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7.Investment decisions for the Fund are made independently from those of the other funds and Similar Accounts. If, however, such other funds or Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
8.Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
In some cases, Lazard may seek to limit the number of overlapping investments by similar funds (securities of an issuer held in more than one fund) or may choose different securities for one or more funds that employ similar investment strategies (for example, a concentrated versus a diversified fund) so that shareholders invested in such funds may achieve a more diverse investment experience. In such cases, the Fund may be disadvantaged by Lazard’s decision to purchase or maintain an investment in the Fund to the exclusion of one or more other funds (including a decision to sell the investment in one fund so that it may be purchased by another fund).
Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Fund or its shares, as applicable, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund or the Fund’s service providers, which may cause conflicts that could disadvantage the Fund.
Compensation for Portfolio Managers. Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund’s strategies. The Fund’s portfolio managers may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

CAUSEWAY CAPITAL MANAGEMENT LLC
Sub-Adviser to the International Equity Fund
Actual or potential conflicts of interest may arise from Causeway’s management responsibilities with respect to multiple accounts in similar and different investment strategies for different fee rates and from portfolio managers and employees trading their personal accounts. These responsibilities may, among other things, provide incentives to portfolio managers to devote unequal time and attention across client accounts, and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trades among all client accounts.
The following disclosure is added under the heading “Additional Portfolio Manager Information” and sub-heading “Portfolio Manager Compensation Structure and Methods” beginning on page 91 of the SAI:
Lazard Asset Management, LLC (Domestic Equity Fund): Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a portfolio’s strategies. Portfolio managers responsible for managing the portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios of The Lazard Funds, Inc. that pursue corresponding strategies to those of the funds or investment products (e.g., employees’ securities companies, non-U.S. mutual funds or UCITS) that pursue substantially identical investment strategies as the portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Causeway Capital Management LLC (International Equity Fund): Causeway’s portfolio managers, associate portfolio managers, and research analyst receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Portfolio managers, and associate portfolio managers and research analysts who own equity units, also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in Causeway Capital Holdings LLC. Causeway’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to Board approval, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of any single client account, but take into account the performance of the individual portfolio manager, associate portfolio manager, research analyst, the relevant team, and Causeway’s overall performance and financial results. For fundamental portfolio managers, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. For fundamental research analysts and associate portfolio managers, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for research analysts or associate portfolio managers assigned to that industry or sector. For portfolio managers compensation, Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service, mentoring, and recruiting

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
contribution, and other contributions to client satisfaction and firm development. For associate portfolio manager and research analyst compensation, Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development. An analyst’s individual research contribution may include consideration of the maintenance of his or her company models, ability to generate new investment ideas and the performance of their ideas. For associate portfolio managers, Causeway’s Compensation Committee places a higher weight on idea generation and assigned industry and sector depth of coverage than for analysts. The assessment of these factors takes into account both current and future risks and different factors can be weighted differently.
The following disclosure is added under the heading “Additional Portfolio Manager Information” and sub-heading “Disclosure of Securities Ownership” beginning on page 96 of the SAI:

Portfolio Manager	Name of Fund	Dollar Range of Equity Securities In the Funds Managed by the Portfolio Manager
Alex Lai (Lazard)	First American Multi-Manager Domestic Equity Fund	None
Ciprian Marin (Lazard)	First American Multi-Manager Domestic Equity Fund	None
Kurt Livermore (Lazard)	First American Multi-Manager Domestic Equity Fund	None
Paul Moghtader (Lazard)	First American Multi-Manager Domestic Equity Fund	None
Peter Kashanek (Lazard)	First American Multi-Manager Domestic Equity Fund	None
Brian Woonhyung Cho (Causeway)	First American Multi-Manager International Equity Fund	None
Jonathan Eng (Causeway)	First American Multi-Manager International Equity Fund	None
Joe Gubler (Causeway)	First American Multi-Manager International Equity Fund	None
Harry Hartford (Causeway)	First American Multi-Manager International Equity Fund	None
Arjun Jayaraman (Causeway)	First American Multi-Manager International Equity Fund	None
Sarah Ketterer (Causeway)	First American Multi-Manager International Equity Fund	None
MacDuff Kuhnert (Causeway)	First American Multi-Manager International Equity Fund	None
Ellen Lee (Causeway)	First American Multi-Manager International Equity Fund	None
Conor Muldoon (Causeway)	First American Multi-Manager International Equity Fund	None
Ryan Myers (Causeway)	First American Multi-Manager International Equity Fund	None
Steven Nguyen (Causeway)	First American Multi-Manager International Equity Fund	None
Allesandro Valentini (Causeway)	First American Multi-Manager International Equity Fund	None

(supplement continues on the following page)

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
The following proxy voting policies for Lazard and Causeway are added to Appendix B of the SAI:

Appendix B

LAZARD ASSET MANAGEMENT LLC GLOBAL PROXY VOTING POLICY
A.Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).1
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
B.Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
1 In accordance with this Policy, Lazard's exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients' pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard's commitment to act in the best interest of our clients.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
C.General Administration
1.Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by an Active Ownership Committee (the “AO Committee”) comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The AO Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all AO Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the AO Committee’s members are in attendance by phone or in person. Decisions of the AO Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The AO Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the AO Committee in circumstances where a meeting of the members is not feasible.
2.Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis.
The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the AO Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The AO Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
3.Voting Process
The AO Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the AO Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the AO Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the AO Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D.Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The AO Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.
1.Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value.
Routine items generally include:
•issues relating to the timing or conduct of annual meetings;
•provisionary financial budgets and strategy for the current year;
•proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
•proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
•changes to a company’s name.

2.Amendments to Board Policy/Charter/Regulation:
Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if
•there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
3.Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a.Board of Directors and its Committees2
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
•the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
•a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•proposals seeking to de-classify a board;
•the implementation of director stock retention/holding periods;
•proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
•changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
2 Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
•the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the
•meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
•proposals to require an independent board chair or the separation of chairman and CEO; and
•establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
•proposals seeking to classify a board
•the election of directors where the board does not have independent “key committees” or sufficient board independence;
•non-independent directors who serve on key committees that are not sufficiently independent;
•proposals relating to cumulative voting;
•proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
•release of restrictions on competitive activities of directors3 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;
•the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties;4 and
•the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.
U.S. Listed Corporates
Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:
•Board effectiveness – supporting board structure, diversity of cognitive thought, independence and avoiding over- boarding.
•Accountability – in conjunction with the immediately preceding bullet point, emphasizing individual accountability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.
b.Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals
3 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

4 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•proposals to adopt supermajority vote requirements or increase vote requirements;
•proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•“blank check” preferred stock.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.
c.Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
•proposals to adjourn U.S. meetings;
•proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•efforts to eliminate or restrict right of shareholders to act by written consent; and
•proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.
4.Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
•management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•stock splits and reverse stock splits;
•investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;5
•requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•management proposals to adopt or amend dividend reinvestment plans; and
•dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30%
5 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•matters affecting shareholder rights, such as amending votes-per-share;
•management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•the use of proceeds and the company’s past share issuances;6
•proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
•changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
•the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
5.Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR:
•employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•proposals to submit severance agreements to shareholders for approval;
•annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
•annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
•restricted stock plans that do not define performance criteria; and
•proposals to approve executive loans to exercise options.
Lazard has Approved Guidelines generally to vote AGAINST:
•proposals to re-price underwater options;
•annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the
6 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
interests of shareholders; and
•annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
U.S. Listed Corporates
Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:
•the level of dissent on previous Say on Pay votes; and
•individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.
6.Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.
7.Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
•However, as a guide, Lazard will generally vote FOR proposals:
•asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•seeking the approval of anti-discrimination policies;
•which are considered socially responsible agenda items;
•which improve an investee company’s ESG risk management and related disclosures; and
•deemed to be in the long-term interests of shareholders.
8.Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
•seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•seek to improve the diversity of the board;
•seek improved disclosures on the diversity of the board and the wider workforce;
•seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•seek to eliminate or restrict severance agreements, or are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
•seek to infringe excessively on management’s decision-making flexibility;
•seek to establish additional board committees (absent demonstrable need);
•seek to establish term limits for directors if this is unnecessary;
•seek to change the size of a board (unless this facilitates improved board diversity);
•seek to require two candidates for each board seat; or
•are considered not to be in the long-terms interests of shareholders.

E.Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
F.Conflicts of Interest
1.Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
•Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker-dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
•Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•Lazard serves as an investment adviser for the pension plan of an organization that sponsors a

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
proposal; or
•A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2.General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the AO Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3.Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
a.Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
b.Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
G.Other Matters
1.Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the AO Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General
Counsel, in consultation with members of the AO Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
2.Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H.Reporting
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the U.S. mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I.Recordkeeping
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
J.Review of Policy and Approved Guidelines
The AO Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The AO Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
Revised: April 2024

(supplement continues on the following page)

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
CAUSEWAY CAPITAL MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.
Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.
Proxy Voting Guidelines
Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.
Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.
Causeway generally votes for:
•distributions of income
•appointment of auditors
•director compensation, unless deemed excessive
•boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in
-1-                    June 30, 2021

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
certain jurisdictions, local law or regulation may influence Board composition.
•financial results/director and auditor reports
•share repurchase plans
•changing corporate names and other similar matters
Causeway generally votes the following matters on a case-by-case basis:
•amendments to articles of association or other governing documents
•changes in board or corporate governance structure
•changes in authorized capital including proposals to issue shares
•compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.
•social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.
•debt issuance requests
•mergers, acquisitions and other corporate reorganizations or restructurings
•changes in state or country of incorporation
•related party transactions
Causeway generally votes against:
•anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.
Conflicts of Interest
Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.
The Chief Operating Officer determines the issuers with which Causeway may have a significant business
-2-                    June 30, 2021

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.
The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.
Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.
Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.
Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.
If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:
•If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.
•If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.
To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.
Practical Limitations Relating to Proxy Voting
While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit
-3-                    June 30, 2021

Filed pursuant to Rule 497(e)
Registration Nos. 333-220096; 811-23282
votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.
In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI for future reference.
-4-                    June 30, 2021